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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 7, 2005
                                                         ----------------


                             SECURED SERVICES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                     001-12536                   11-2964894
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     (STATE OR OTHER                (COMMISSION                (IRS EMPLOYER
     JURISDICTION OF               FILE NUMBER)             IDENTIFICATION NO.)
     INCORPORATION)

                       COMMERCE EXECUTIVE PARK BUILDING II
                      11490 COMMERCE PARK DRIVE, SUITE 240
                             RESTON, VIRGINIA 20191
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (888) 445-4432
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                         110 WILLIAMS STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10038

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On December 7, 2005, we entered into and closed on a $500,000 bridge loan financing with Midsummer Investment, Ltd. ("Midsummer") pursuant to which we issued to them a 7.5% Promissory Note (the "Note"). The Note is due, at Midsummer's option, on the earlier of March 7, 2006 or upon our consummation of an equity or debt financing in the aggregate of at least $500,000. As security for the repayment of the Note, each of our wholly-owned subsidiaries provided a guarantee in favor of Midsummer and we pledged all of our assets to Midsummer as collateral (the "Midsummer Collateral") with the exception of the assets securing our existing debt to VASCO Data Security International, Inc. (the "VASCO Debt") which will be included in the Midsummer Collateral if and when the VASCO Debt has been satisfied.

          Midsummer currently holds $4 million of our 3-year convertible debentures and warrants to purchase 1.5 million shares of our common stock at an exercise price of $1.2791 per share.

          The transaction documents for the bridge loan are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits:

EXHIBIT
NUMBER                                DESCRIPTION
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10.23          7.5% Promissory Note in the principal amount of $500,000, dated
               December 7, 2005, issued to Midsummer Investment, Ltd.

10.24 Security Agreement, dated December 7, 2005, between Secured Services and its wholly-owned subsidiaries, on the one hand, and Midsummer Investment, Ltd. on the other hand.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Secured Services, Inc.

Dated:  December 8, 2005                By:      /s/ ROBERT SKINNER
                                           ------------------------------------
                                           Robert Skinner, President and
                                           Chief Executive Officer